Security Equity Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated June 13, 2013

to the Summary Prospectus Dated January 28, 2013, as supplemented from time to time.

This supplement provides updated information beyond that contained in the currently effective Summary Prospectus for the MSCI EAFE Equal Weight Institutional Fund (the “Fund”), as supplemented from time to time.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following changes have been approved to the investment program of the Fund:

•	changes to the Fund’s name;

•	changes to the Fund’s investment objective;

•

changes to the Fund’s principal investment strategies, including the removal of the non-fundamental 80% policy to, under normal circumstances, invest at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in equity securities included in the MSCI EAFE Equal Weighted Index;

•	a change to the Fund’s Expense Limitation Agreement;

•	a replacement of the Fund’s portfolio manager(s) with a new portfolio management team;

•	a change to the Fund’s primary index; and

•	the removal of the non-fundamental operating policies, with the exception of the non-fundamental operating policy relating to liquidity.

These changes to the Fund will become effective on August 15, 2013. As a result, effective August 15, 2013, the Summary Prospectus will be revised substantially as follows:

The name of the MSCI EAFE Equal Weight Institutional Fund will be changed to the World Equity Income Institutional Fund.

The section titled “Investment Objective” beginning on page 1 of the Summary Prospectus will be replaced to read as follows:

The World Equity Income Institutional Fund (the “Fund”) seeks to provide total return, comprised of capital appreciation and income.

Footnote number one on page 1 of the Summary Prospectus will be replaced to read as follows:

[1]

The Investment Manager has contractually agreed through February 1, 2015 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of 1.21% of the average daily net assets for the Fund. The Fund may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund of fees waived during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights).

The section titled “Principal Investment Strategies” beginning on page 2 of the Summary Prospectus will be replaced to read as follows in order to reflect the changes to the Fund’s principal investment strategies, including the change to the Fund’s non-fundamental 80% policy:

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in equity securities. Generally, the Fund intends to invest in higher dividend-yielding equity securities. The Fund is not limited in the percentage of assets it may invest in securities listed, traded or dealt in any one country, region or geographic area and it will invest in a number of countries throughout the world, including emerging markets.

While the Fund tends to focus its investments in equity securities of large- and mid-capitalization companies, it can also invest in equity securities of companies that represent a broad range of market capitalizations and will not be constrained by capitalization limits. At times, the Fund may thus invest a significant portion of its assets in small- and mid-capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADS), convertible securities and warrants and rights. The Fund invests in securities denominated in a wide variety of currencies.

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The Fund may invest in a variety of liquid investment vehicles, such as exchange traded funds (“ETFs”) and other mutual funds to manage its cash position, or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity. The Fund may also hold up to 20% of its assets in debt securities of foreign or U.S. issuers.

While the Fund generally does not intend to usually hold a significant portion of its assets in derivatives, the Fund may invest in derivatives, including forwards, swaps and futures contracts in order to maintain exposure to the securities and currency markets at times when it is not able to purchase the corresponding securities and currencies directly, or it believes that it is more appropriate to use derivatives to obtain the desired exposure to the underlying assets. Further, the Fund can hedge a portion of its foreign currency exposure using derivatives.

The Investment Manager will actively manage the Fund’s portfolio while utilizing quantitative analysis and optimization programs to forecast risk. The Investment Manager’s goal will be to construct a well diversified portfolio comprised of securities that have historically demonstrated low volatility in their returns and that collectively have the ability to provide dividend yields in excess of the Fund’s benchmark. In selecting investments, the Investment Manager will consider the dividend yield of each security, the historic volatility of each security, the correlation between securities, trading liquidity and market capitalization. The Investment Manager also may consider transaction costs and overall exposures to countries, sectors and stocks. While the portfolio may be comprised of a large portion of securities that are included within the MSCI World Index, a broad-based index that captures large- and mid-cap representations across a large number of developed markets countries, the Fund will also invest in securities that are not included in the MSCI World Index. The Investment Manager may determine to sell a security for several reasons including the following: (1) better investment opportunities are available; (2) to meet redemption requests; (3) to close-out or unwind derivatives transactions; (4) to realize gains; or (5) if market conditions change.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, derivative instruments, fixed income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to manage equity exposure and reduce Fund volatility, the Fund may be unable to pursue its investment objective during that time, and it may reduce the benefit from any upswing in the market.

The following subsections will be added to the section titled “Principal Risks” beginning on page 2 of the Summary Prospectus in order to reflect additional principal risks associated with the new principal investment strategies:

Convertible Securities Risk – Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Currency Risk – Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Emerging Markets Risk – The Fund may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Preferred Securities Risk – A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

The following subsections of the section titled “Principal Risks” beginning on page 2 of the Summary Prospectus will be deleted in their entirety in order to reflect changes to the principal risks associated with the new principal investment strategies:

•	Correlation and Tracking Error Risk;

•	Liquidity and Valuation Risk; and

•	Passive Investment/Index Strategy Risk.

The “Average Annual Total Returns” chart on page 4 of the Summary Prospectus will be revised to include the following row above the MSCI EAFE Equal Weighted Index to reflect the MSCI EAFE World Index as the Fund’s new primary benchmark:

	1 Year	Since Inception 05/02/11
MSCI EAFE World Index (Net)	17.24%	0.09%

The section titled “Portfolio Managers” beginning on page 4 of the Summary Prospectus will be replaced to read as follows in order to reflect the changes to the portfolio management team:

Fahran Sharaff, Nardin Baker, Ole Jakob Wold and Scott Hammond are primarily responsible for the day-to-day management of the Fund, and each holds the title “Portfolio Manager” with the Investment Manager. They have co-managed the Fund since August 2013.

Please Retain This Supplement for Future Reference